UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2016
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the "Form 10-Q") filed with the Securities and Exchange Commission (the "SEC") on November 15, 2016, DASAN Zhone Solutions, Inc. (the "Company") is still in the process of engaging a new independent registered public accounting firm following the previously disclosed resignation of KPMG, LLP. As a result, an independent registered public accounting firm did not review the interim unaudited financial statements of the Company as of and for the three and nine months ended September 30, 2016 pursuant to the Public Company Accounting Oversight Board's (PCAOB) AU 722, Interim Financial Information, as required by Rule 10-01(d) of Regulation S-X.
On November 16, 2016, the Company received a letter from The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that it was not in compliance with the periodic filing requirements for continued listing set forth in Rule 5250(c)(1) of the Nasdaq Marketplace Rules because the Form 10-Q had not yet been reviewed by an independent registered public accounting firm. Nasdaq provided the Company until January 15, 2017 to submit a plan to regain compliance and, if Nasdaq accepts the Company’s plan, Nasdaq can grant the Company an additional compliance period until May 8, 2017 to regain compliance. The Company intends to file an amendment to the Form 10-Q promptly following the Company’s engagement of an independent registered public accounting firm and the completion of their review of the interim unaudited financial statements as of and for the three and nine months ended September 30, 2016.
Although the Company intends to regain compliance with the periodic filing requirements set forth in Rule 5250(c)(1) of the Nasdaq Marketplace Rules within the compliance period, there can be no assurance that the Company will be able to do so or that Nasdaq will accept the Company’s compliance plan. If the Company is unable to regain compliance with the periodic filing requirements set forth in Rule 5250(c)(1) of the Nasdaq Marketplace Rules, the Company’s common stock would be subject to delisting. Delisting from the Nasdaq Capital Market could have a material adverse effect on the Company’s business and on the trading of its common stock.
On November 18, 2016, the Company issued a press release announcing its receipt of the Nasdaq staff deficiency letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the Company regaining compliance with the periodic filing requirements set forth in Rule 5250(c)(1) of the Nasdaq Marketplace Rules and the consequences of delisting the Company’s common stock from the Nasdaq Capital Market. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company’s other filings with the SEC). Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 18, 2016 issued by DASAN Zhone Solutions, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2016	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 18, 2016 issued by DASAN Zhone Solutions, Inc.